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                                                                   EXHIBIT 10.07



                          GENELABS TECHNOLOGIES, INC.

                             2001 STOCK OPTION PLAN
              ADOPTED BY THE BOARD OF DIRECTORS ON APRIL 23, 2001

SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

     The name of this plan is the 2001 Stock Option Plan (the "Plan"). The Plan was adopted by the Board (defined below) on April 23, 2001, subject to the approval of the shareholders of Genelabs Technologies, Inc. (the "Company"). The purpose of the Plan is to enable the Company to attract, retain and provide equity incentives to selected persons to promote the financial success of the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

          (1) "Administrator" means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 2 below.

          (2) "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

          (3) "Board" means the Board of Directors of the Company.

          (4) "Change in Control" means a change in the ownership or control of the Company, effected through any of the following events:

             (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company) is or becomes, after the Effective Date (as defined herein), the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities;

             (b) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this definition) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

             (c) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of
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        the Company (or similar transaction) in which no person acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

             (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          (5) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

          (6) "Committee" means the Human Resources Committee of the Board plus such additional individuals as the Board shall designate in order to meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Exchange Act or any other committee the Board may subsequently appoint to administer the Plan. Unless otherwise determined by the Board, the Committee shall be composed entirely of members who meet the qualifications referred to in Rule 16b-3 under the Exchange Act ("Rule 16b-3") and Section 162(m) of the Code. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

          (7) "Common Stock" means the common stock, no par value per share, of the Company.

          (8) "Company" means Genelabs Technologies, Inc., a corporation organized under the laws of the State of California (or any successor corporation).

          (9) "Disability" has the meaning as set forth in Section 22(e)(3) of the Code.

          (10) "Disinterested Person" shall have the meaning set forth in Rule 16b-3, and as such Rule may be amended from time to time, or any successor definition adopted by the SEC.

          (11) "Effective Date" shall mean the date provided pursuant to Section 11.

          (12) "Eligible Recipient" means an employee, officer, director, consultant, independent contractor or advisor (provided such consultant, independent contractor or advisor renders bona fide services not in connection with the offer or sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company eligible to participate in the Plan pursuant to Section 4.

          (13) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

          (14) "Fair Market Value" means, as of any given date, the fair market value of a Share as determined by the Committee from time to time in good faith; provided that (i) if the Shares are admitted to trading on a national securities exchange, the fair market value of a Share on any date shall be the closing price per Share reported on the last date preceding such date on which a sale was reported, (ii) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System or other comparable quotation system and has been designated as a National Market System ("NMS") security, the fair market value of a Share on any date shall be the closing price per Share reported on the last trading day preceding such date as quoted on the Nasdaq and as reported in the Wall Street Journal.

          (15) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          (16) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such Stock Option is granted) that it will not be treated as an Incentive Stock Option.

          (17) "Optionee" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options.
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          (18) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

          (19) "SEC" means the Securities and Exchange Commission.

          (20) "Securities Act" means the Securities Act of 1933, as amended, from time to time, or any successor thereto.

          (21) "Share" means a share of the Common Stock.

          (22) "Stock Option" means an option to purchase Shares granted pursuant to Sections 5 and 6 below.

          (23) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (24) "Ten Percent Shareholder" means a person who owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary.

SECTION 2. ADMINISTRATION.

     The Plan shall be administered in accordance with the requirements of
Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of awards under the Plan under Section 162(m) of the
Code) and, to the extent applicable, Rule 16b-3, by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

     Pursuant to the terms of the Plan, the Administrator shall have the power and authority to grant Stock Options to Eligible Recipients pursuant to the terms of the Plan. The Administrator may delegate to officers of the Company the authority to grant Stock Options under this Plan to Eligible Recipients who are not officers or directors of the Company whose transactions in the Company's Common Stock are subject to Section 16(b) of the Exchange Act.

     Additionally, subject to the terms and provisions of the Plan, the Administrator's powers shall include, without limitation, the authority to:

          (1) select those Eligible Recipients who shall be Optionees;

          (2) determine whether and to what extent Stock Options are to be granted hereunder to Optionees including whether a Stock Option is to be an Incentive Stock Option or a Non-Qualified Stock Option;

          (3) determine the number of Shares to be covered by each such Stock Option granted hereunder, the exercise price of a Stock Option and the period during which the Stock Option may be exercised;

          (4) determine other terms and conditions, not inconsistent with the terms of the Plan, of each Stock Option granted hereunder;

          (5) determine whether an Optionee has ceased to be employed or retained by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated and whether an Optionee who is a director, consultant, independent contractor or advisor is employed or retained by the Company or any Parent, Subsidiary or Affiliate of the Company;

          (6) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;
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          (7) interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and

          (8) otherwise supervise the administration of the Plan.

     All decisions and interpretations made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on the Company and all persons having an interest in any Stock Option or any Shares purchased pursuant to a Stock Option.

SECTION 3. STOCK SUBJECT TO PLAN.

     The total number of Shares reserved and available for issuance under the Plan shall be 2,500,000. Such Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. No one Optionee shall be eligible to receive more than 500,000 Shares during any single calendar year during the term of this Plan pursuant to the grant of Stock Options hereunder. Upon shareholder approval of the Plan, (1) the Company's 1995 Stock Option Plan (the "1995 Plan") shall be merged and incorporated into the Plan, effective immediately prior to the 2001 annual meeting of the shareholders of the Company,
(2) all outstanding options under the 1995 Plan shall be treated as outstanding under the Plan; provided however, that each outstanding option so incorporated shall be governed solely by the express terms and conditions of the 1995 Plan and all other instruments evidencing the grant of such options, and (3) all available shares for grant under the 1995 Plan as of such date shall be available for grant hereunder, and any and all shares that would otherwise be returned to the 1995 Plan by reason of expiration of its term or cancellation upon termination of employment or service shall be available again for grant hereunder as of such date of cancellation or termination. Effective immediately prior to the 2001 annual meeting of the shareholders of the Company, and subject to shareholder approval of the Plan at such meeting, the 1995 Plan shall terminate and no further option grants shall be made therefrom.

     Consistent with the provisions of Section 162(m) of the Code, as from time to time applicable, to the extent that a Stock Option expires or is otherwise terminated without being exercised, such Shares shall again be available for issuance in connection with future awards granted under the Plan. If any Shares have been pledged as collateral for indebtedness incurred by an Optionee in connection with the exercise of a Stock Option and such Shares are returned to the Company in satisfaction of such indebtedness, such Shares shall again be available for issuance in connection with future awards granted under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, combination or other change in the capital structure of the Company, as may be determined by the Administrator, in its sole discretion and subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws, a substitution or adjustment shall be made in (i) the aggregate number of Shares reserved for issuance under the Plan and (ii) the kind, number and option price of Shares subject to outstanding Stock Options granted under the Plan; provided, however, that the number of shares subject to any award shall always be a whole number; and provided further, that the exercise price may not be decreased to below the par value, if any, for the Shares. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. In connection with any event described in this paragraph, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

SECTION 4. ELIGIBILITY.

     Non-Qualified Stock Options may be granted to employees, directors, consultants, officers, independent contractors and advisors (provided such consultants, independent contractors and advisors render bona fide services not in connection with the offer or sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company. Incentive Stock Options may be granted only to employees (including officers and directors who are also employees) of the Company or a Parent or Subsidiary of the Company.
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SECTION 5. STOCK OPTIONS.

     The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The Administrator shall have the authority to grant to any Eligible Recipient Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one Stock Option may be granted to the same Optionee and be outstanding concurrently hereunder.

     Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each Optionee. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

          (1) Form of Stock Option Grant. Optionees who are granted Stock Options shall enter into a stock option agreement with the Company, in such form (which need not be the same for each Optionee) as the Administrator shall from time to time approve, which stock option agreement shall comply with and be subject to the terms and conditions of this Plan.

          (2) Date of Grant. The date of grant of a Stock Option shall be the date on which the Administrator makes the determination to grant such Stock Option unless otherwise specified by the Administrator. The stock option agreement representing the Stock Option will be delivered to the Optionee with a copy of this Plan within a reasonable time after the granting of the Stock Option.

          (3) Exercise Price. The option price per Share purchasable under a Stock Option shall be determined by the Administrator, in its sole discretion, on the date the Stock Option is granted; provided that (i) the exercise price of a Non-Qualified Stock Option shall not be less than 85% of the Fair Market Value of the Shares on the date the Stock Option is granted; (ii) the exercise price of an Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Shares on the date the Stock Option is granted; and (iii) if an Incentive Stock Option is granted to a Ten Percent Shareholder, the exercise price of such Incentive Stock Option, to the extent required at the time of grant by the Code, shall be no less than 110% of the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted.

          (4) Exercise Period. Subject to this Section 5 and Section 10 herein, Stock Options shall be exercisable within the times or upon the events determined by the Administrator as set forth in the respective stock option agreement; provided, however, that no Stock Option shall be exercisable after the expiration of ten (10) years from the date the Stock Option is granted and provided, further, that no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five
     (5) years from the date the Stock Option is granted.

          (5) Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or of any Parent or Subsidiary) shall not exceed $100,000. If the Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, the Stock Options for the first $100,000 worth of Shares to become exercisable in such year shall be Incentive Stock Options and the Stock Options for the amount in excess of $100,000 that become exercisable in that year shall be Non-Qualified Stock Options. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit shall be incorporated herein and shall apply to any Stock Options granted after the effective date of such amendment.
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          (6) Stock Options Non-Transferable. Stock Options granted under this
     Plan, and any interest therein, shall not be transferable or assignable by an Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Optionee only by such Optionee; provided, however, that Non-Qualified Stock Options may be transferred to such family members, trusts and charitable institutions as the Administrator, in its sole discretion, shall approve at the time of the grant of such Stock Option.

          (7) Assumed Stock Options. In the event the Company assumes a stock option granted by another company unless otherwise determined by the Administrator, the terms and conditions of such option shall remain unchanged (except the exercise price and the number and nature of shares issuable upon exercise, which will be adjusted appropriately pursuant to
     Section 424(a) of the Code). In the event the Company elects to grant a new stock option rather than assuming an existing option, such new option may be granted with a similarly adjusted exercise price.

          (8) Exercise of Stock Options.

             (a) Notice. Stock Options may be exercised only by delivery (including electronic delivery or other delivery method approved by the Administrator) to the Company of a written stock option exercise agreement in a form approved by the Administrator (which need not be the same for each Optionee), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding the Optionee's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

             (b) Payment. Payment for the Shares may be made in cash (by check) or, where approved by the Administrator in its sole discretion at the time of grant and where permitted by law: (i) by cancellation of indebtedness of the Company to the Optionee; (ii) by surrender of Shares having a Fair Market Value equal to the applicable exercise price of the Stock Options that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such Shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares), or were obtained by the Optionee in the open public market;
        (iii) by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at the market rate on the date such promissory note is executed; provided, however, that such rate is sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; (iv) by waiver of compensation due or accrued to the Optionee for services rendered; (v) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Stock Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (vi) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Stock Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (vii) by any combination of the foregoing; or (viii) by any other method approved by the Administrator. Optionees who are not employees of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares.

             (c) Loans. The Company may make loans available to Optionees in connection with the exercise of outstanding Stock Options, as the Administrator, in its sole discretion, may determine. Such loans shall
        (i) be evidenced by a full recourse promissory note entered into by the Optionee in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5 and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine,
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        (iii) bear interest at such rate as the Administrator shall determine but in no event less than the market rate on the date such promissory note is executed; provided, however, that such rate is sufficient to avoid imputation of income under Sections 483 and 1274 of the Code and
        (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the Shares covered by the Stock Option, or portion thereof, exercised by the Optionee, and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan and the conditions upon which the loan will become payable in the event of the holder's termination of employment or service to the Company or to any Subsidiary shall be determined by the Administrator, provided, however, that the term of the loan, including extensions, shall not exceed seven years. Unless the Administrator determines otherwise, when a loan is made, Shares having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the Optionee to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its sole discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

             (d) Withholding Taxes. Prior to issuance of the Shares upon exercise of a Stock Option, the Optionee shall pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such Stock Option. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

             (e) Limitations on Exercise. The exercisability of a Stock Option shall be subject to the following:

                (i) The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of a Stock Option, provided that such minimum number will not prevent an Optionee from exercising the full number of Shares as to which the Stock Option is then exercisable.

                (ii) A Stock Option shall not be exercisable unless such exercise is in compliance with the Securities Act, all applicable state securities laws and the requirements of any stock exchange or national market system upon which the Shares may then be listed, as they are in effect on the date of exercise. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or national market system, and the Company shall have no liability for any inability or failure to do so.

          (9) Termination of Employment or Service Other Than Due to Death or Disability. Unless otherwise provided in the applicable stock option agreement, if an Optionee ceases to be employed or retained by the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or Disability, the Optionee may exercise such Optionee's Incentive Stock Options or Non-Qualified Stock Options, to the extent that they are exercisable on the date of termination, within three (3) months after the date of termination or such other time period as may be specified in the applicable stock option agreement (but in no event later than the expiration date of the term of such Stock Option as set forth in Section 5(4) above). To the extent an Optionee was not entitled to exercise a Stock Option at the date of termination, or if an Optionee does not exercise such Stock Option to the extent so entitled within the time specified herein, the Stock Option shall terminate unless as otherwise provided in the applicable stock option agreement.

          (10) Termination of Employment or Service Due to Death or
     Disability. Unless otherwise provided in the applicable stock option agreement, if an Optionee's employment or retention with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the Optionee's death or Disability, the Optionee may exercise such Optionee's Incentive Stock Options or Non-Qualified Stock Options, to the extent that they are exercisable on the date of termination, by the Optionee (or the Optionee's legal representative) within twelve (12) months after the date of termination or such other time period as may be specified in the applicable stock option agreement (but in no event later than the expiration date of the term of such Stock Option as set forth in Section 5(4) above). To the extent an Optionee was not entitled to exercise a Stock Option at the date of termination, or if an Optionee does not exercise such Stock Option to the extent so entitled within the time specified herein, the Stock Option shall terminate unless as otherwise provided in the applicable stock option agreement.

SECTION 6. OPTION GRANTS FOR NON-EMPLOYEE DIRECTORS.

     (1) Eligibility Generally. Non-employee directors of the Company or any Parent, Subsidiary or Affiliate of the Company shall be granted automatic Stock Options pursuant and subject to Sections 6(2) and (3) below. In addition to the foregoing, Stock Options may be granted to such non-employee directors of the Company or any Parent, Subsidiary or Affiliate of the Company as the Administrator shall select from time to time in its sole discretion, and subject to such terms and conditions as the Administrator shall determine, in its sole discretion. Directors may be granted more than one Stock Option under the Plan.

     (2) Eligibility for Automatic Stock Options. Each non-employee director, upon his or her first election or appointment to the Board, will be granted a Stock Option to purchase 30,000 Shares. At the Company's Annual Meeting of Shareholders following the second anniversary of his or her election or appointment to the Board, and at each subsequent Annual Meeting of Shareholders, each such director will be granted an additional Stock Option to purchase 15,000 Shares.

     (3) Terms and Conditions of Automatic Stock Options. The terms and conditions of the automatic Stock Option grants to non-employee directors of the Company or any Parent, Subsidiary or Affiliate of the Company pursuant to
Section 6(2) and this Section 6(3) are as follows:

          (a) Date of Grant. The dates of grant of the automatic Stock Options shall be the dates described in Section 6(2) above. The stock option agreement representing the Stock Option will be delivered to the Optionee within a reasonable time after the granting of the Stock Option.

          (b) Exercise Price. The exercise price of the automatic Stock Option shall be the Fair Market Value of the Shares at the time that the Stock Option is granted.

          (c) Vesting and Exercise Period. The automatic Stock Options shall be fully vested and exercisable in their entirety immediately upon grant for the term set forth in the applicable stock option agreement; provided, however, that no Stock Option shall be exercisable after the expiration of ten (10) years from the date the Stock Option is granted.

          (d) Limitation on Exercise. If the Optionee ceases to be a director for any reason except death, the Optionee may exercise his or her Stock Options, to the extent (and only to the extent) that they are exercisable on the date of termination until the expiration dates of the Stock Options, which shall be ten (10) years from the dates the Stock Options are granted. If the Optionee ceases to be a director because of death, the Optionee's legal representative may exercise his or her Stock Options to the extent (and only to the extent) that they are exercisable on the date of termination, within twelve (12) months after the date of termination, but not after the expiration of ten (10) years from the date the Stock Options are granted. To the extent an Optionee or an Optionee's legal representative was not entitled to exercise a Stock Option at the date of termination, or if an Optionee or an Optionee's legal representative does not exercise such Stock Option to the extent so entitled within the time specified herein, the Stock Option shall terminate unless as otherwise provided in the applicable stock option agreement.

SECTION 7. MODIFICATION, EXTENSION AND RENEWAL OF STOCK OPTIONS.

     The Administrator shall have the power to modify, extend or renew outstanding Stock Options and to authorize the grant of new Stock Options in substitution therefor, provided that any such action may not, without the written consent of an Optionee, impair any rights under any Stock Option previously granted except as provided in Section 3 hereof. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Administrator shall not have the power to reduce the exercise price of outstanding Stock Options.

SECTION 8. PRIVILEGES OF STOCK OWNERSHIP.

     No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to a Stock Option until such Stock Option is properly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in this Plan. Upon written request, the Company shall provide to each Optionee a copy of the annual financial statements of the Company at such time after the close of each fiscal year of the Company as such statements are released by the Company to its common shareholders generally.

SECTION 9. NO OBLIGATION TO EMPLOY.

     Nothing in this Plan nor any Stock Option granted under this Plan shall confer on any Optionee any right to continue in the employ of, as a director of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

SECTION 10. CHANGE IN CONTROL; ASSUMPTION OF STOCK OPTIONS BY SUCCESSORS.

     In the event of a Change in Control, any or all outstanding Stock Options shall, unless otherwise provided in an applicable stock option agreement or other agreement, accelerate and become exercisable in full upon the occurrence of the Change in Control and shall expire immediately following the occurrence of the Change in Control. To the extent required by applicable law, the aggregate Fair Market Value of Incentive Stock Options which first become exercisable in the year of such Change in Control cannot exceed $100,000, and any remaining accelerated options shall be treated as Non-Qualified Stock Options.

SECTION 11. ADOPTION AND SHAREHOLDER APPROVAL.

     This Plan shall become effective on April 23, 2001, the date the Plan was adopted by the Board (the "Effective Date"). This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve months before or after the date this Plan was adopted by the Board. Upon the Effective Date, the Board may grant Stock Options pursuant to this Plan; provided that, in the event that shareholder approval is not obtained within the time period provided herein, all Stock Options granted hereunder shall terminate. No Stock Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the shareholders of the Company and all such Stock Options granted pursuant to such increase shall similarly terminate if such shareholder approval is not obtained.

SECTION 12. TERM OF PLAN.

     Stock Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date.

SECTION 13. AMENDMENT OR TERMINATION OF PLAN.

     Subject to Section 7 above, the Administrator may at any time terminate or amend this Plan in any respect, including but not limited to, amendment of any form of grant, exercise agreement or instrument to be executed pursuant to this Plan; provided, however, that the Administrator shall not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder, to the extent the Administrator intends the Plan to comply with such foregoing requirement or law.

SECTION 14. UNFUNDED STATUS OF PLAN.

     The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to an Optionee by the Company, nothing contained herein shall give any Optionee or persons any rights that are greater than those of a general creditor of the Company.